UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2014

Apco Oil and Gas International Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	0-8933	98-0199453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, 35th Floor, Tulsa, Oklahoma	74172
(Address of principal executive offices)	(Zip Code)

(539) 573-2164

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2014, Apco Oil and Gas International Inc. (“Apco” or the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2014, James J. Bender, Chairman of the Board of Directors of Apco, advised the Company of his decision to retire, effective as of August 5, 2014. In connection with the departure of Mr. Bender, on August 5, 2014, the Board appointed Richard E. Muncrief to serve as the Company’s Chairman, effective immediately. Mr. Muncrief, age 55, is the President and Chief Executive Officer of WPX Energy, Inc. (“WPX”), the Company’s majority shareholder. Mr. Muncrief has nearly thirty years of experience in the upstream and midstream energy business, and since June 2009 has served as Senior Vice President, Operations of Continental Resources, Inc. From August 2008 through May 2009, he served as Corporate Business Manager of Resource Production Company, and from September 2007 to August 2008 he served as President, Chief Operating Officer and as a director of Quest Midstream Partners, LP. From 1980 to 2007, he served in various managerial capacities with ConocoPhillips and its predecessor companies. Mr. Muncrief earned a Bachelor of Science degree in petroleum engineering technology from Oklahoma State University.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated August 5, 2014.

The information contained under Items 2.02 and 9.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APCO OIL AND GAS INTERNATIONAL INC.

Date: August 5, 2014	By:	/s/ Benjamin A. Holman
	Name:	Benjamin A. Holman
	Title:	Chief Financial Officer, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 5, 2014.